Exhibit 99.1
NEWS RELEASE

Vanguard Natural Resources and VNR Finance Announce Offer to Exchange Any and All Outstanding Senior Notes Due 2020 for New Senior Secured Second Lien Notes Due 2023

HOUSTON—(GLOBE NEWSWIRE)—January 8, 2016—Vanguard Natural Resources, LLC (NASDAQ: VNR) (“Vanguard”) and VNR Finance Corp., a wholly owned subsidiary of Vanguard (“VNR Finance,” and together with Vanguard, the “Issuers”), today announced the commencement of a private exchange offer (the “Exchange Offer”) to certain eligible holders of their outstanding 7.875% Senior Notes due 2020 (the “Existing Notes”) for a new issue of 7.0% Senior Secured Second Lien Notes due 2023 (the “New Notes”).
The following table sets forth information regarding the Existing Notes for which New Notes are being offered and the principal amount of New Notes to be issued for each $1,000 principal amount of tendered Existing Notes, subject to the terms and conditions described in the offering memorandum and the letter of transmittal (the “Offering Documents”):

			Exchange Consideration(1)(2)
CUSIP	Series	Aggregate Principal Amount Outstanding	Early Exchange Consideration if Tendered Prior to or on Early Tender Date	Late Exchange Consideration if Tendered After Early Tender Date
92205C AA1	7.875% Senior Notes due 2020	$550,000,000	$450.00	$400.00
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(1)    Principal amount of New Notes to be issued per $1,000 in principal amount of the Existing Notes accepted for exchange.
(2)    Eligible holders will also receive accrued and unpaid interest on the Existing Notes from the last interest payment date to, but excluding, the Settlement Date.
The early exchange consideration to be received by eligible holders of Existing Notes who validly tender and do not validly withdraw their Existing Notes prior to 5:00 p.m., New York City time, on January 22, 2016 (as it may be extended, the “Early Tender Date”) will consist of New Notes with a principal amount equal to 45.0% of the principal amount of the Existing Notes accepted for exchange and validly tendered on or prior to the Early Tender Date.
For Existing Notes validly tendered after the Early Tender Date but before the Expiration Date set forth below, the eligible holders of Existing Notes accepted for exchange will be eligible to receive the late exchange consideration, which consists of New Notes with a principal amount equal to 40.0% of the principal amount of the Existing Notes accepted for exchange and validly tendered on or prior to the Expiration Date.

Eligible holders of Existing Notes accepted for exchange will also receive a cash payment equal to the accrued and unpaid interest in respect of such Existing Notes from the applicable last interest payment date to, but not including, the date the exchanges are settled (the “Settlement Date”). Interest on the New Notes will accrue from the Settlement Date.
The Exchange Offer will expire at 11:59 p.m., New York City time, on February 5, 2016, unless extended or earlier terminated by the Issuers (the “Expiration Date”). Tenders of Existing Notes in the Exchange Offer may be validly withdrawn at any time prior to 5:00 p.m., New York City time, on January 22, 2016 (as it may be extended, the “Withdrawal Deadline”). Tenders of Existing Notes submitted in the Exchange Offer after the Withdrawal Deadline will be irrevocable except where additional withdrawal rights are required by law (as determined by the Issuers).
The Issuers reserve the right to terminate, withdraw, amend or extend the terms of the Exchange Offer.
The Exchange Offer is only being made, and copies of the Offering Documents will only be made available, to holders of the Existing Notes who complete and return an eligibility form confirming that they are (1) “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (2) not “U.S. persons” and are outside of the United States within the meaning of Regulation S under the Securities Act (such persons, “eligible holders”). Holders who desire to obtain and complete an eligibility form should contact the information agent, D.F. King & Co., Inc., at (877) 283-0317 (toll-free) or (212) 269-5550 (for banks and brokers), or via the following website: http://www.dfking.com/vnr.
Eligible holders are urged to carefully read the Offering Documents in their entirety before making any decision with respect to the Exchange Offer. None of the Issuers, the dealer managers, the information agent and the exchange agent makes any recommendation as to whether or not holders of outstanding Existing Notes should tender their Existing Notes for exchange in the Exchange Offer. Eligible holders must make their own decision as to whether to tender Existing Notes and, if so, the principal amount of the Existing Notes to tender.
The New Notes offered by the Issuers have not been registered under the Securities Act or any state or foreign securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state or foreign securities laws. The Exchange Offer is not being made to holders of Existing Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. This press release does not constitute an offer to purchase securities or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any securities, nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful.
Additional Information for Holders of Vanguard Common Units
The Exchange Offer is expected to generate taxable income to the holders of Vanguard common units, which will be reflected on each such holder’s Schedule K-1 for 2016.
Forward-Looking Statements
We make statements in this news release that are considered forward-looking statements within the meaning of the Securities Exchange Act of 1934. These forward-looking statements are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this news release are not guarantees of future performance, and we cannot assure you that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our SEC filings and elsewhere in those filings. All forward-looking statements speak only as of the date of this news release. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise.
About Vanguard Natural Resources, LLC
Vanguard Natural Resources, LLC is a publicly traded limited liability company focused on the acquisition, production and development of oil and natural gas properties. Vanguard’s assets consist primarily of producing and non-producing oil and natural gas reserves located in the Green River Basin in Wyoming, the Arkoma Basin in Arkansas and Oklahoma, the Anadarko Basin in Oklahoma and North Texas, the Permian Basin in West Texas and New Mexico, the Big Horn Basin in Wyoming and Montana, the Piceance Basin in Colorado, the Gulf Coast Basin in Texas, Louisiana, Mississippi and Alabama, the Williston Basin in North Dakota and Montana, the Wind River Basin in Wyoming and the Powder River Basin in Wyoming. More information on Vanguard can be found at www.vnrllc.com.

Source: Vanguard Natural Resources, LLC

Vanguard Natural Resources, LLC
Investor Relations Contact
Lisa Godfrey, 832-327-2234
Director of Investor Relations
investorrelations@vnrllc.com